                                                                EXHIBIT 10.20

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                               PROMISSORY NOTE


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    Principal        Loan Date      Maturity      Loan No    Call    Collateral   Account    Officer    Initials
  $7,000,000.00     11-25-1996     01-25-1997       9001      500       0010      2211480      035
------------------------------------------------------------------------------------------------------------------
         References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
------------------------------------------------------------------------------------------------------------------


Borrower:  DAWSON PRODUCTION SERVICES, INC.                  Lender:  THE FROST NATIONAL BANK
           (TIN: 74-2231546)                                          P.O. BOX 1600
           901 NE LOOP 410, SUITE 700                                 SAN ANTONIO, TX 78296
           SAN ANTONIO, TX
==================================================================================================================

Principal Amount: $7,000,000.00             Initial Rate: 7.625%              Date of Note: November 25, 1996

PROMISE TO PAY. DAWSON PRODUCTION SERVICES, INC. ("BORROWER") PROMISES TO PAY TO THE FROST NATIONAL BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF SEVEN MILLION & 00/100 DOLLARS ($7,000,000.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM NOVEMBER 25, 1996, UNTIL MATURITY.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PRINCIPAL PAYMENT OF $7,000,000.00 PLUS INTEREST ON JANUARY 25, 1997. THIS PAYMENT DUE JANUARY 25, 1997, WILL BE FOR ALL PRINCIPAL AND ACCRUED INTEREST NOT YET PAID. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING DECEMBER 25, 1996, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. Interest on this
Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per diem basis of a year of 365 or 366 days, as the case may be. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payment will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the London Interbank Offered Rate (LIBOR) for one (1) month as quoted in the most recently published issue of THE WALL STREET JOURNAL under the "Money Rates" column, and if more than one LIBOR rate for one (1) month is quoted, the higher rate shall apply (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. THE INDEX CURRENTLY IS 5.375% PER ANNUM. THE INTEREST RATE TO BE APPLIED PRIOR TO MATURITY TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT THE RATE
OF 2.250 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 7.625% PER ANNUM. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. For purposes of this Note, the "maximum rate allowed by applicable law" means the greater of
(a) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Note, or (b) the "Indicated Rate Ceiling" as referred to in Article 5069-1.04(a)(1) V.T.C.S.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due.

POST MATURITY RATE. The Post Maturity Rate on this Note is the maximum rate allowed by applicable law. Borrower will pay interest on all sums due after final maturity, whether by acceleration or otherwise, at that rate, with the exception of any amounts added to the principal balance of this Note based on Lender's payment of insurance premiums, which will continue to accrue interest at the pre-maturity rate.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceedings is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (i) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire indebtedness, including the unpaid principal balance on this Note, all accrued unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, immediately due, without notice, and then Borrower will pay that amount. Lender may hire an attorney to help collect this note if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees. Borrower also will pay Lender all other amounts actually incurred by Lender as court costs, lawful fees for filing, recording, or releasing to any public office any instrument securing this loan; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this loan, or premiums or identifiable charges received in connection with the sale of authorized insurance. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF TEXAS. IF THERE IS A LAWSUIT, AND IF THE TRANSACTION EVIDENCED BY THIS NOTE OCCURRED IN BEXAR
COUNTY, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF BEXAR COUNTY, THE STATE OF TEXAS. SUBJECT TO THE PROVISIONS ON ARBITRATION, THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

ARBITRATION. LENDER AND BORROWER AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS NOTE OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF EITHER PARTY. No act to take or dispose of any collateral securing this Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral

11-25-1996                      PROMISSORY NOTE                          Page 2
Loan No 9001                      (Continued)
===============================================================================
securing this Note, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Note shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

DISHONORED CHECK CHARGE. In the event a check offered in full or partial payment on this loan is returned unpaid, Lender may charge a fee for the purpose of defraying the expense incident to handling such returned check, and Borrower agrees to pay such fee. The fee shall not exceed the maximum amount permitted under applicable law.

RENEWAL AND EXTENSION. This Note is given in renewal and extension and not in novation of the following described indebtedness: THE PROMISSORY NOTE FROM DAWSON PRODUCTION SERVICES, INC. TO LENDER DATED JULY 25, 1996.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. In particular, this section means (among other things) that Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest, notice of dishonor, notice of intent to accelerate the maturity of this Note, and notice of acceleration of the maturity of this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

DAWSON PRODUCTION SERVICES, INC.


By: /s/ MICHAEL E. LITTLE
    ---------------------------------------
    MICHAEL E. LITTLE, PRESIDENT & CHIEF EXECUTIVE OFFICER

================================================================================
Variable Rate. Single Pay.

[LOGO]

                    DISBURSEMENT REQUEST AND AUTHORIZATION


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    Principal        Loan Date      Maturity      Loan No    Call    Collateral   Account    Officer    Initials
  $7,000,000.00     11-25-1996     01-25-1997       9001      500       0010      2211480      035
------------------------------------------------------------------------------------------------------------------
         References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
------------------------------------------------------------------------------------------------------------------


Borrower:  DAWSON PRODUCTION SERVICES, INC.                  Lender:  THE FROST NATIONAL BANK
           (TIN: 74-2231546)                                          P.O. BOX 1600
           901 NE LOOP 410, SUITE 700                                 SAN ANTONIO, TX 78296
           SAN ANTONIO, TX  78209
==================================================================================================================


LOAN TYPE. This is a Chapter 1 non-precomputed Variable Rate (2.250% over London Interbank Offered Rate (LIBOR) for one (1) month as quoted in the most recently published issue of THE WALL STREET JOURNAL under the "Money Rates" column, and if more than one LIBOR rate for one (1) month is quoted, the higher rate shall apply, making an initial rate of 7.625%), Single Principal Payment (with periodic interest payments) Loan to a Corporation for $7,000,000.00 due on January 25, 1997. This is an unsecured renewal of the following described indebtedness: THE PROMISSORY NOTE FROM DAWSON PRODUCTION SERVICES, INC. TO LENDER DATED JULY 25, 1996.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

     / / Personal, Family or Household Purposes.

     / / Personal Investment.

     / / Motor Vehicle Purchase for Other Than Personal, Family or
         Household Purposes.

     /X/ Business, Agricultural and All Other.

SPECIFIC PURPOSE. The specific purpose of this loan is: RENEWAL OF LOAN #9001:
ORIG TO FUND ACQUISITION OF TAYLOR INTERESTS.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds to $7,000,000.00 as follows:

     Amount paid on Borrower's account:                     $7,000,000.00
     $7,000,000.00 Payment on Loan # 2211480-9001 RENEWAL
                                                            -------------
     Note Principal:                                        $7,000,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED NOVEMBER 25, 1996.

BORROWER:

DAWSON PRODUCTION SERVICES, INC.

By: /s/ MICHAEL E. LITTLE
    --------------------------------------------------------
    MICHAEL E. LITTLE, President and Chief Executive Officer

================================================================================
Variable Rate. Single Pay.

[LOGO]

                            NOTICE OF FINAL AGREEMENT


------------------------------------------------------------------------------------------------------------------
    Principal        Loan Date      Maturity      Loan No    Call    Collateral   Account    Officer    Initials
  $7,000,000.00     11-25-1996     01-25-1997       9001      500       0010      2211480      035
------------------------------------------------------------------------------------------------------------------
         References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------


Borrower:  DAWSON PRODUCTION SERVICES, INC.                  Lender:  THE FROST NATIONAL BANK
           (TIN: 74-2231546)                                          P.O. BOX 1600
           901 NE LOOP 410, SUITE 700                                 SAN ANTONIO, TX 78296
           SAN ANTONIO, TX 78209
==================================================================================================================

--------------------------------------------------------------------------------

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

AS USED IN THIS NOTICE, THE FOLLOWING TERMS HAVE THE FOLLOWING MEANINGS:

        LOAN. The term "Loan" means the following described loan: a Chapter 1 non-precomputed Variable Rate (2.250% over London Interbank Offered Rate (LIBOR) for one (1) month as quoted in the most recently published issue of THE WALL STREET JOURNAL under the "Money Rates" column, and if more than one LIBOR rate for one (1) month is quoted, the higher rate shall apply, making an initial rate of 7.625%), Nondisclosable Single Principal Payment (with periodic interest payments) Loan to a Corporation for $7,000,000 due on January 25, 1997. This is an unsecured renewal of the following described indebtedness:
THE PROMISSORY NOTE FROM DAWSON PRODUCTION SERVICES, INC. TO LENDER DATED JULY 25, 1996.

        PARTIES: The term "Parties" means THE FROST NATIONAL BANK and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

                BORROWER: DAWSON PRODUCTION SERVICES, INC.

        LOAN AGREEMENT: The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

                             NECESSARY FORMS

                Promissory Note/Change in Terms Agr.         Disbursement Request and Authorization
                Notice of Final Agreement


--------------------------------------------------------------------------------

This Notice of Final Agreement is given by THE FROST NATIONAL BANK pursuant to
Section 26.02 of the Texas Business and Commerce Code. Each Party who signs below, other than THE FROST NATIONAL BANK, acknowledges, represents, and warrants to THE FROST NATIONAL BANK that it has received, read and understood this Notice of Final Agreement. This Notice is dated November 25, 1996.

BORROWER:

DAWSON PRODUCTION SERVICES, INC.

By:________________________________________________________
   MICHAEL E. LITTLE, President and Chief Executive Officer

LENDER:

THE FROST NATIONAL BANK

By:________________________________________________________
   Authorized Officer

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